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                                                                   EXHIBIT 10.52

                              [RECOGNITION LOGO]


                         RECOGNITION INTERNATIONAL INC.
                        NOTICE OF GRANT OF STOCK OPTIONS


TO:      THOMAS D. NEITZEL


         Congratulations! You have been granted an option to purchase Recognition International Inc. Common Stock as follows:

        Non-Qualified Stock Option Grant No.               001429
        Date of Grant                                    10/05/94
        Stock Option Plan           1990 Corporate Incentive Plan
        Option Price Per Share                             $7.125
        Total Number of Shares Granted                     25,000

         This option shall become exercisable in cumulative installments as follows: (a) with respect to 25% of the total number of shares subject to the option upon the expiration of 12 months from the date of grant and (b) with respect to the remaining shares subject to the option, an additional 25% of the total number of shares upon the expiration of each of the three succeeding 12-month periods thereafter.

         By your signature and Recognition's signature below, you and Recognition agree that this stock option is granted under and governed by the terms and conditions of Recognition's 1990 Corporate Incentive Plan, as amended, and the terms of the Stock Option Grant Agreement which is attached to and made a part of this document.

RECOGNITION INTERNATIONAL INC.



By:   /s/   Carol S. Lyon                              10-5-94
       -----------------------------                   ------------
      Carol S. Lyon, Vice President                    Date



/s/    Thomas D. Neitzel                               11-12-94
- -------------------------------------                  -------------
Optionee Signature                                     Date
Name:    THOMAS D. NEITZEL

Address:


Tax I.D.:



NOTE: Address and Tax I.D. Number shown above are as reflected in our records. Please make any necessary corrections above.

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                          STOCK OPTION GRANT AGREEMENT
                                   UNDER THE
                   1990 CORPORATE INCENTIVE PLAN (THE "PLAN")
                                       OF
                         RECOGNITION INTERNATIONAL INC.

                                   * * * * *

     In consideration of the premises and mutual covenants herein contained and other good and valuable consideration, Recognition International Inc. (the "Company") and the individual named on the attached Notice of Grant of Stock Options (the "Optionee") agree as follows:

     This agreement covers the grant of a stock option as specified in the attached Notice of Grant of Stock Options (the "Notice"). As used herein, the term "Agreement" means this Stock Option Grant Agreement and the Notice.

     1. COMMITTEE AND THE PLAN. The Compensation Committee of the Company's Board of Directors (the "Committee") shall have authority to make constructions of this Agreement, and to correct any defect or supply any omission or reconcile any inconsistency in this Agreement, and to prescribe rules and regulations relating to the administration of this option and other options granted under the Plan. In this connection, it is understood that the Plan is incorporated herein by reference, and made a part of this Agreement as if fully set forth herein. The Plan shall control in the event there be any conflict between the Plan and this Agreement, and shall control as to any matters not contained in this Agreement. Terms used in this Agreement which are defined in the Plan shall have the same meanings in this Agreement as are assigned to such terms in the Plan.

     2. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option to purchase the number of shares of the presently authorized Common Stock of the Company set forth in the attached Notice at the per-share purchase price reflected in such Notice, at the times and on the terms and conditions set forth herein and in the Notice. The option evidenced hereby is intended to be and is designated as a non-incentive stock option and is not intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code.

     3. DATE OF GRANT. The Date of Grant of this option is the date set forth in the Notice.

     4. TERM. Subject to earlier termination in accordance with the Plan or this Agreement, this option shall continue for ten (10) years from the Date of Grant. If the expiration date of this option or any termination date provided for in the Plan or in this Agreement shall fall on a Saturday, Sunday or a day on which the executive offices of the Company are not open for business, then such expiration or termination date shall be deemed to be the last normal business day of the Company, at its office specified in or pursuant to
Paragraph 15 hereof, preceding such Saturday, Sunday or day on which such offices are closed.
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     5.   EXERCISABILITY.  This option shall become exercisable as set forth in the attached Notice, provided that the total number of shares becoming exercisable in the aggregate shall in no event exceed the Total Number of Shares Granted" as specified in the Notice. To the extent at the time exercisable, this option may be exercised in whole or in part at any time, at the sole discretion of the holder thereof. Except as set forth in Paragraphs 9 and 10 hereof, the Optionee may not exercise this option unless at the time of exercise thereof the Optionee has been in the employ of the Company or of a Subsidiary continuously since the Date of Grant of this option. This option shall be exercisable during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative. Neither the Optionee nor any person exercising this option pursuant to Paragraph 10 hereof may exercise this option for a fraction of a share.

     6. EXERCISE AND PAYMENT. The option granted hereunder shall be exercisable by giving written notice of exercise to the Company, in form satisfactory to the Committee, specifying the number of shares to be purchased and accompanying such notice with payment of the full purchase price therefor in (a) lawful United States currency or (b) if permitted by the Committee, in its sole discretion, partially or entirely in whole shares of Common Stock of the Company, with the balance, if any, to be paid in cash. Options shall be deemed to have been exercised on the first date upon which the Company receives notice of exercise, payment of the purchase price and all other documents, information and amounts required in respect of such exercise by the Plan or this Agreement.

     7. WITHHOLDING TAX. Prior to the exercise of this option, and as a condition to the Company's obligation to deliver shares upon such exercise, the holder of this option shall make arrangements satisfactory to the Company for the payment of any applicable federal or other withholding taxes payable as a result thereof.

     8. DISCHARGE. If the Optionee's employment by the Company and all Subsidiaries shall terminate because of the Optionee's discharge for cause, then this option, and any rights the Optionee may have under this option, shall terminate and be forfeited immediately as to any unexercised portion thereof.

     9. OTHER TERMINATION. If the Optionee's employment by the Company and all Subsidiaries shall terminate for any reason other than cause (other than by reason of death or disability), this option shall be exercisable by the Optionee at any time prior to the expiration date of this option or within three months after the date of such termination of employment, whichever is the shorter period, but only to the extent that this option was exercisable at the date of such termination.

     10. DEATH OR DISABILITY. In the event of termination of the Optionee's employment by reason of disability (of which the Committee shall be the sole judge) or the death of the Optionee while an employee of the Company or a Subsidiary, this option shall be fully exercisable (whether or not exercisable on the date of death or termination of employment by reason of disability) at any time prior to the expiration date of this option or within six months after the date of death or



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termination of employment, whichever is the shorter period, by the person or persons specified in the Optionee's Will or, if the Optionee shall have failed to make specific provision in the Optionee's Will for such exercise or shall have died intestate, or in the case of disability, when appropriate, by the Optionee's guardian or legal representative.

     11. SECURITIES ACT REPRESENTATIONS. Each exercise of this option shall, at the election of the Committee, be contingent upon receipt by the Company from the holder of this option of such written representations concerning the Optionee's intentions with regard to retention or disposition of the shares being acquired by exercise of this option and/or such written covenants and agreements as to the manner of disposal of such shares as, in the opinion of the Committee, may be necessary to ensure that any disposition by such holder will not involve a violation of the Securities Act of 1933, as amended, or any similar or superseding statute or statutes, or any other applicable statute or regulation, as then in effect.

     12. STOCKHOLDER RIGHTS. Neither the Optionee nor the Optionee's guardian or legal representatives shall be or have any of the rights or privileges of a stockholder of the Company in respect of any of the shares deliverable upon the exercise of this option, unless and until certificates representing such shares shall have been issued and delivered.

     13. NO RIGHT OF EMPLOYMENT. Neither the granting of this option, the exercise of any part hereof, nor any provision of the Plan or this Agreement shall constitute or be evidence of any understanding, express or implied, on the part of the Company or any Subsidiary to employ the Optionee for any specified period.

     14. NON-TRANSFERABILITY. Except as otherwise provided in the Plan or this Agreement, this option and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated or otherwise disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or any right or privilege conferred hereby contrary to the provisions hereof, this option and the rights and privileges conferred hereby shall immediately become null and void.

     15. NOTICE. Every notice or other communication relating to this Agreement shall be in writing and shall be mailed to or delivered to the party for whom it is intended in each case properly addressed: if to the Company, at its address in Dallas, Texas, attention Corporate Secretary; or if mailed or delivered to the Optionee, at the address set forth below the Optionee's signature on the attached Notice (or at such other address or in care of such other person as may hereafter be designated in writing by either party to the other).





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